UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2015
(Date of earliest event reported)

VIRGINIA NATIONAL BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-55117	46-2331578
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

404 People Place
Charlottesville, Virginia 22911
(Address of principal executive offices) (Zip Code)

(434) 817-8621
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Results of Operations and Financial Condition.

On May 6, 2015, Virginia National Bankshares Corporation (the “Company”) issued a press release announcing the consolidated earnings for the three-month period ended March 31, 2015.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On May 6, 2015, an Investor Update letter from Glenn W. Rust, President and Chief Executive Officer of the Company was posted on www.vnb.com. In addition to providing an update on the Company’s performance for the year ended December 31, 2014, this letter includes comments regarding performance during the first quarter of 2015 and forward-looking statements regarding future performance.

A copy of the Investor Update letter is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information on the Company’s website is not a part of or incorporated into this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit(s) are filed herewith:

Exhibit No.	Description
99.1	Press statement issued by Virginia National Bankshares Corporation on May 6, 2015.

99.2	Investor Update letter dated May 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: May 6, 2015	By:	/s/ Glenn W. Rust
Glenn W. Rust
President and Chief Executive Officer